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                                                                    EXHIBIT 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


I, Maxim C. W. Webb, Chief Financial Officer and Treasurer of PICO Holdings, Inc., do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Annual Report on Form 10-K/A of the Registrant, to which this certification is attached as an exhibit , fully complies with requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Annual Report on Form 10-K/A of PICO Holdings, Inc., to which this certification is attached as an exhibit, fairly presents, in all material respects, the financial condition and results of operation of PICO Holdings, Inc.

A signed original of this written statement required by Section 906 has been provided to PICO Holdings, Inc. and will be retained by PICO Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

     Date:    March 31, 2003            /s/ Maxim C. W. Webb
                                        ---------------------------------------
                                        Maxim C. W. Webb
                                        Chief Financial Officer and Treasurer